THE GABELLI EQUITY INCOME FUND

                              THIRD QUARTER REPORT
                                JUNE 30, 2000(A)

TO OUR SHAREHOLDERS,

      Technology stocks dominated the market headlines in the second quarter of 2000. For the first two months of the quarter, it was largely bad news, as the tech heavy NASDAQ Composite plummeted. This sent investors scurrying into higher yielding, more reasonably valued market sectors. However, when tech stocks pulled out of their tailspin, investors lost enthusiasm for most everything else. Fueled by takeovers, turnarounds, a rebound in food stocks, and the generally good performance of our utility holdings, the Fund posted a solid return.

INVESTMENT PERFORMANCE

      For the quarter ended June 30, 2000, The Gabelli Equity Income Fund's (the "Fund") net asset value rose 0.75%, after adjusting for the $0.12 per share dividend paid on June 28, 2000. The Standard & Poor's ("S&P") 500 Index and Lipper Equity Income Fund Average declined 2.66% and 1.08%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 0.86% over the trailing twelve-month period. The S&P 500 Index rose 7.24% and the Lipper Equity Income Fund Average fell 6.63% over the same twelve-month period.

      For the five-year period ended June 30, 2000, the Fund's total return averaged 16.39% annually, versus average annual total returns of 23.80% and 13.58% for the S&P 500 Index and Lipper Equity Income Fund Average, respectively. Since inception on January 2, 1992 through June 30, 2000, the Fund had a cumulative total return of 216.24%, which equates to an average annual total return of 14.50%.

COMMENTARY

"WHAT, ME WORRY?"

      The labor market remains tight and the threat of wage-driven inflation is quite real. Despite six Federal Reserve interest rate hikes over the last eighteen months, the economy is still growing at a pace that troubles the monetary authorities. This is also an election year. While the campaign has been a relatively quiet one, the rhetoric is sure to heat up as we approach November. Political posturing on economic issues,

[Graphic omitted]
[Pyramid text as follows:]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH
--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

-------------------------------------------------------------------------------------------------------------
                                                                   Calendar Quarter
                                                  -----------------------------------------
                                                    1st         2nd         3rd        4th           Year
                                                    ---         ---         ---        ---           ----
  2000:   Net Asset Value ...................     $15.86      $15.86       --          --             --
          Total Return ......................       0.8%        0.8%       --          --             --
-------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ...................     $16.39      $18.26     $17.58       $15.80        $15.80
          Total Return ......................      (1.5)%      11.7%      (3.4)%        2.8%          9.3%
-------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ...................     $17.70      $17.72     $15.97       $16.70        $16.70
          Total Return ......................      10.1%        0.5%      (9.7)%       12.7%         12.6%
-------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ...................     $14.27      $16.03     $17.39       $16.12        $16.12
          Total Return ......................       1.2%       12.7%       8.8%         3.0%         27.9%
-------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ...................     $13.47      $13.54     $13.81       $14.16        $14.16
          Total Return ......................       5.5%        1.0%       2.5%         8.0%         17.9%
-------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ...................     $11.56      $11.99     $12.65       $12.84        $12.84
          Total Return ......................       8.5%        4.3%       6.1%         6.9%         28.3%
-------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ...................     $11.26      $11.08     $11.54       $10.72        $10.72
          Total Return ......................      (2.2)%      (0.8)%      4.9%        (0.7)%         1.1%
-------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ...................     $11.35      $11.72     $12.15       $11.57        $11.57
          Total Return ......................       7.4%        3.8%       4.2%         1.5%         17.9%
-------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ...................     $10.19      $10.36     $10.40       $10.64        $10.64
          Total Return ......................       2.4%(b)     2.3%       1.1%         3.7%          9.8%(b)
-------------------------------------------------------------------------------------------------------------



------------------------------------------------------------
           Average Annual Returns - June 30, 2000 (a)
           ------------------------------------------
  1 Year .....................................       0.86%
  5 Year .....................................      16.39%
  Life of Fund (b) ...........................      14.50%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2,
1992.     (c)    The    Fund's     fiscal     year    ends     September     30.
--------------------------------------------------------------------------------
principally how to re-allocate the growing budget surplus, may rattle the financial markets. Finally, while there are large pockets of attractive fundamental values in the equity markets, the overall market, as measured by the S&P 500 Index, is still rather richly priced relative to historic norms.

      Of concern to us is the soaring trade deficit. Thus far, the world has been happy to finance this deficit by buying U.S. stocks and bonds. This has worked out well for all concerned. However, if we see inflation continue to trend higher and if the U.S. financial markets sputter, international investors may seek opportunities elsewhere. Reduced global demand for U.S. financial assets may have a greater impact on stocks and bonds than the aforementioned economic, political, and market issues. If international demand dries up, the favorable supply/demand dynamics the U.S. financial markets have enjoyed over the last decade may be disrupted. In addition, the Federal Reserve may have to pump up interest rates even further, and at the wrong time, to defend the dollar.

              Dividend History
----------------------------------------------------
                              Rate      Reinvestment
  Payment (ex) Date         Per Share     Price
-------------------         ---------   ------------
  June 28, 2000               $0.12        $16.02
  March 29, 2000              $0.06        $15.75
----------------------------------------------------
  December 20, 1999           $2.21        $15.30
  September 27, 1999          $0.06        $17.39
  June 28, 1999               $0.05        $17.98
  March  29, 1999             $0.06        $16.67
----------------------------------------------------
  December 21, 1998           $1.27        $16.36
  September 28, 1998          $0.04        $16.20
  June 26, 1998               $0.06        $17.65
  March  27, 1998             $0.05        $17.70
----------------------------------------------------
  December 29, 1997           $1.78        $15.94
  September 30, 1997          $0.05        $17.39
  June  30, 1997              $0.05        $16.03
  March  31, 1997             $0.06        $14.27
----------------------------------------------------
  December 27, 1996           $0.76        $14.28
  September 30, 1996          $0.07        $13.81
  June 28, 1996               $0.06        $13.54
  March  31, 1996             $0.07        $13.47
----------------------------------------------------
  December 29, 1995           $0.68        $12.84
  September 29,1995           $0.07        $12.65
  June 30, 1995               $0.07        $11.99
  March 31, 1995              $0.07        $11.56
----------------------------------------------------
  December 30, 1994           $0.74        $10.72
  September 30, 1994          $0.08        $11.54
  June 30, 1994               $0.09        $11.08
  March 31, 1994              $0.06        $11.26
----------------------------------------------------
  December 31, 1993           $0.76        $11.57
  September 30, 1993          $0.06        $12.15
  June 30, 1993               $0.06        $11.72
  March 31, 1993              $0.08        $11.35
----------------------------------------------------
  December 31, 1992           $0.15        $10.64
  September 30, 1992          $0.07        $10.40
  June 30, 1992               $0.06        $10.36
  March 31, 1992              $0.05        $10.19
----------------------------------------------------


      That is the dark side. The bright side is that we are finally seeing evidence of economic deceleration. Housing starts and home sales are down substantially, and with the exception of oil, commodity prices have stabilized. The most recently released employment numbers were relatively benign and there are indications that consumer confidence has been dented. For the time being, the Federal Reserve has spared us an additional rate hike. We just may be returning to a "Goldilocks" economy--not too hot, not too cool, but just right--that will help propel stocks higher. We have labeled this rosy economic scenario "Soft Landing Part II". Ideally, we will see a much broader market advance in which companies in a wider range of industries participate.

MORE THAN JUST YIELD

      Historically, dividends are responsible for approximately 40% of equity returns - a fact all but forgotten in the growth stock dominated 1990s. Why waste capital on dividends when it can be used to grow a business either internally or via acquisitions? Good question. Using a real estate analogy, the answer used to be that landlords (investors) demanded to be paid rent while they waited for their apartment buildings to appreciate. Today, they are content to speculate on higher prices for their properties down the road. So, higher yielding stocks aren't for everyone. However, they still play an important role for investors needing current income and looking for greater portfolio stability in the increasingly volatile stock market.

      But yield and portfolio stability are not the whole story. A yield bias is leading investors to some of the most undervalued sectors of the market. To a degree this is always true, but we think it is particularly true today. There are many great companies in out-of-favor industry groups that are trading at bargain basement prices. Yields for beaten-down cyclical companies are quite high. More importantly, while technology stocks are valued as if nothing can possibly go wrong, economically sensitive stocks are priced as if nothing can go right. We believe technology companies may struggle to meet rising and perhaps overly optimistic earnings expectations and that cyclical company earnings may continue to surprise on the upside. At some point, we think this will translate into materially higher prices for cyclical stocks.

      In general, financial services stocks (banks, brokerage firms, asset management and credit card companies) struggled this quarter, reflecting investors' fear that higher interest rates will restrain earnings. We believe earnings for well-positioned companies in the financial services sector will also be better than many investors anticipate. Finally, after recent years' exceptional performance, telecommunications and media stocks have stalled. Many of these stocks had become somewhat extended and deserved a breather. However, their long term outlook remains bright. The Interactive Age is still in its infancy. Going forward, quality distribution (wired and wireless telecommunications systems, and cable television and broadcast networks), and information and entertainment content (publishers, and movie, television, and recorded music companies) will be among the world's most prized assets. Ongoing consolidation in the telecommunications and media industries should help these stocks regain momentum in the year ahead.

      Utility stocks, the meat and potatoes of most equity income funds, have performed well this year, as is evidenced by the Dow Jones Utilities Average's 10.71% first half 2000 gain. This is also more than just a yield story. The deregulation of the electric and gas utilities industries is creating two kinds of investment opportunities: growth through investing in larger utilities expanding their franchises via acquisition, and value through investing in the smaller utilities companies that are being targeted. The hunters should perform well, but we are biased toward the hunted that we think are likely to receive premium bids.

WINNERS AND LOSERS

      Our two best performers this quarter, Pioneer Group and Bestfoods, both received takeover bids. This is no accident. We focus on industry groups undergoing consolidation and on undervalued companies we believe are the most likely targets. We point out that high yields are often the result of the low valuations that attract corporate acquirers and leveraged buyout groups. The rest of our top performers list come from industry groups ranging from household products (Avon Products, Clorox), publishing (McGraw-Hill), environmental services (Waste Management), aerospace (Northrop), pharmaceuticals (Johnson & Johnson), and entertainment (Viacom).

      In general, our food company holdings, which we highlighted as appetizing values in our Semi-Annual Report, performed well. H.J. Heinz, Coca Cola, Quaker Oats, Albertson's and Diageo all produced double-digit returns. Regional Bell Operating Companies U.S. West and SBC Communications also posted solid gains.

      Industrial cyclicals including Trinity Industries, Dana Corp., General Motors, and Honeywell International were among our poorest performers in a market that disdained economically sensitive companies. European telecommunications companies Deutsche Telekom, France Telecom, and British Telecomm also got hit hard. Financial services stocks such as J.P Morgan, SunTrust Bank, Chase Manhattan, and First Union Corp. disappointed.

CHEMICAL DEPENDENCE

      Specialty chemicals companies are economically sensitive, but do not generally experience the pricing pressure that could wipe out the earnings of commodity chemical producers during economic downturns. That has not stopped investors from dumping these stocks, which we feel are now among the most attractive bargains in the stock market.

      Recently, we have been adding a few names to the portfolio and increasing our positions in existing specialty chemicals stock holdings. We believe earnings will be better than expected and that the severely wounded specialty chemicals stocks will attract a few predators. Lilly Industries, a specialty coatings manufacturer, has just received a premium bid from Valspar. Putting a comparable Private Market Value on portfolio holdings such as Ferro indicates exceptional value. Dexter is up for sale. Great Lakes Chemical may follow. So, we may soon have another test case of the real world economic value of specialty chemicals companies.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BP AMOCO PLC (BPA - $56.5625 - NYSE; BPA - $9.59 - LONDON STOCK EXCHANGE) is Britain's largest company and one of the world's top three oil companies on the basis of market capitalization and proved reserves. BPA's main businesses are Exploration and Production, Refining and Marketing, and Chemicals, whose activities include petrochemicals manufacturing and marketing. The company provides high quality technological support for all its businesses through its research and engineering activities.

DEUTSCHE BANK AG (DBKG.F - $82.50 - FRANKFURT STOCK EXCHANGE) is the leading publicly quoted bank in Germany. The bank is organized into five self-contained Group Divisions providing services and products to over seven million customers retail and private banking, corporate and real estate, Global Corporates and Institutions, Asset Management and Global Technology and Services. Deutsche Bank has a strong market position in Germany, and is expanding throughout Europe - it is now the biggest foreign bank in Italy and Spain. Deutsche Bank's presence in the U.S. has been expanded by the acquisition of Bankers Trust.

EASTERN ENTERPRISES (EFU - $63.00 - NYSE) owns and operates Boston Gas Company, Colonial Gas Company, Essex Gas Company, Midland Enterprises, and ServicEdge Partners. Shareholders of EnergyNorth (EI - $59.25 - NYSE) have approved a proposed merger agreement with Eastern. Eastern will then serve over 800,000 residential, commercial and industrial natural gas customers in Massachusetts and New Hampshire. Midland Enterprises, headquartered in Cincinnati, Ohio, is the leading carrier of coal and a major carrier of other dry bulk cargoes on the nation's inland waterways, with a fleet of 2,300 barges and 87 towboats.
ServicEdge is the largest unregulated provider of residential heating, ventilation and air conditioning ("HVAC") equipment installation and service to customers in Massachusetts. In November, Eastern announced it had entered into an agreement to be acquired by KeySpan Corp. (KSE - $30.75 - NYSE) for $64.00 per share in cash.

EXXON MOBIL CORP. (XOM - $78.50 - NYSE), headquartered in Irving, Texas, is a worldwide leader in the petroleum and petrochemical businesses. Exxon Mobil Corp. conducts business in nearly 200 countries around the world, engaging in the exploration and production of oil and gas, manufacturing and marketing of fuels, lubes and chemicals, electric power generation or coal and minerals operations. Exxon Mobil's global upstream and chemical companies and its coal and minerals company are headquartered in Houston, Texas.

GTE CORP. (GTE - $62.25 - NYSE), following its merger with Bell Atlantic (BEL - $50.8125 - NYSE), has been renamed Verizon Communications (VZ - NYSE). VZ becomes the largest domestic provider of wireline communications, with 95 million access line equivalents. Verizon is also the largest domestic wireless carrier, with about 25 million subscribers, and is one of the world's largest and most successful wireless companies, with domestic operations in 24 states and international investments in Latin America, Europe and the Pacific Rim. In early April, BEL, GTE and Vodafone AirTouch (VOD - $41.4375 - NYSE) finished combining their U.S. wireless operations into a joint venture called Verizon Wireless, which will reach more than 90% of the U.S. population. VZ is also a global leader in publishing directories and in providing Internet-based shopping guides, website creation and hosting, and other electronic commerce services. The company has a mix of mature and start-up communications businesses in Europe and the Pacific Rim, including a 24.9% stake in Telecom Corp. of New Zealand and an 18.5% stake in Cable & Wireless Communications.

MARK IV INDUSTRIES INC. (IV - $20.875 - NYSE) is a diversified manufacturer of a broad range of proprietary and other power and fluid transfer products and systems that primarily serve industrial and automotive markets. The company classifies its operations into two business segments. Mark IV Industrial includes the design, manufacture and distribution of power and fluid management systems and components for industrial original equipment manufacturers ("OEM") and distribution markets worldwide. Mark IV Automotive includes the design, manufacture and distribution of power transmission, fuel, and fluid handling systems and components, and filters and filtration systems, for the global automotive aftermarket and OEM market. BC Partners, a leading European private equity firm, has reached an agreement providing for the acquisition of Mark IV for $23.00 cash per share.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $13.9375 - NYSE) is the holding company of Niagara Mohawk Power Corp., which is primarily a regulated electric and gas utility, and Opinac North America, which is mainly involved in unregulated activities in the energy business. Opinac and its subsidiaries consist of an energy marketing company, and have investments in energy related and services businesses, a development stage telecommunications company (Telergy Inc.), and a research and development company (EVonyx, Inc.) that has developed and intends to commercialize new fuel cell and battery technology. Niagara Mohawk provides electric service, and sells, distributes, and transports natural gas to approximately 1.6 million electric and 540,000 gas customers in areas of central, northern and western New York State.

PHARMACIA CORP. (PHA - 51.6875 - NYSE), the result of the merger between Pharmacia & Upjohn and Monsanto Company in April 2000, is a global group engaged in the research, development, manufacture and sale of pharmaceutical and healthcare products, including both prescription and non-prescription products for humans and animals, bulk pharmaceuticals and contract manufacturing. The company's major pharmaceutical brands include Celebrex, Xalatan, Ambien, Nicorette and Rogaine. Through its Monsanto subsidiary, the company is engaged in the research, development, manufacture and sale of various agricultural products, including: Roundup herbicide; biotechnology products that produce crops which are tolerant to Roundup herbicide and protect crops from certain viruses and insect pests; seeds, including corn, soybeans and wheat; and Posilac bovine somatotrophin to increase milk production in dairy cows.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      High yielding stocks provide current income and portfolio stability. At currently depressed levels, we also believe they have excellent capital appreciation potential. Equity/income investors may be in a win/win situation. They are receiving attractive dividends from quality companies in a range of out-of-favor industries. If technology stocks stumble and investors seek safety and better value elsewhere, high yielding stocks can be excellent performers in the years ahead.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABEX. Please call us during the business day for further information.

                                                      Sincerely,

                                                      /S/ SIGNATURE

                                                      MARIO J. GABELLI, CFA
                                                      Portfolio Manager and
                                                      Chief Investment Officer

August 14, 2000

--------------------------------------------------------------
                  TOP TEN HOLDINGS
                    JUNE 30, 2000
                    -------------
Eastern Enterprises            Pharmacia Corp.
BP Amoco plc                   GTE Corp.
Exxon Mobil Corp.              Texaco Inc.
Deutsche Bank AG               Mark IV Industries Inc.
Gallaher Group plc             Niagara Mohawk Holdings Inc.
------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             -------
                COMMON STOCKS -- 87.2%
                AEROSPACE -- 1.9%
    20,000      Boeing Co. .....................................      $  836,250
    10,000      Northrop Grumman Corp. .........................         662,500
     2,000      Raytheon Co., Cl. A ............................          38,875
     2,000      Rockwell International Corp. ...................          63,000
                                                                      ----------
                                                                       1,600,625
                                                                      ----------
                AUTOMOTIVE -- 0.9%
     4,500      Ford Motor Co. .................................         193,500
     9,401      General Motors Corp. ...........................         545,846
                                                                      ----------
                                                                         739,346
                                                                      ----------
                AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.7%
    31,000      Dana Corp. .....................................         656,812
     6,000      Ethyl Corp. ....................................          15,000
    25,000      GenCorp Inc. ...................................         200,000
    65,000      Genuine Parts Co. ..............................       1,300,000
     6,000      Meritor Automotive Inc. ........................          66,000
     8,000      Tenneco Automotive Inc. ........................          42,000
       589      Visteon Corp.+ .................................           7,144
                                                                      ----------
                                                                       2,286,956
                                                                      ----------
                AVIATION: PARTS AND SERVICES -- 1.9%
    25,000      Barnes Group Inc. ..............................         407,812
    17,000      Curtiss-Wright Corp. ...........................         632,187
     9,000      United Technologies Corp. ......................         529,875
                                                                      ----------
                                                                       1,569,874
                                                                      ----------
                BROADCASTING -- 0.2%
    17,000      Granite Broadcasting Corp.+ ....................         125,375
                                                                      ----------
                BUSINESS SERVICES -- 0.3%
     7,000      Donnelley (R.H.) Corp. .........................         135,625
       500      Imation Corp.+ .................................          14,687
     2,000      IMS Health Inc. ................................          36,000
     1,500      Landauer Inc. ..................................          23,344
                                                                      ----------
                                                                         209,656
                                                                      ----------
                COMMUNICATIONS EQUIPMENT -- 1.3%
     1,500      Motorola Inc. ..................................          43,594
    15,000      Nortel Networks Corp. ..........................       1,023,750
                                                                      ----------
                                                                       1,067,344
                                                                      ----------
                COMPUTER HARDWARE -- 0.1%
       500      International Business Machines Corp. ..........          54,781
     2,000      Xerox Corp. ....................................          41,500
                                                                      ----------
                                                                          96,281
                                                                      ----------
                CONSUMER PRODUCTS -- 6.9%
     2,000      Avon Products Inc. .............................          89,000
     4,000      Clorox Co. .....................................         179,250
     9,000      Eastman Kodak Co. ..............................         535,500

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             -------
     1,666      Energizer Holdings Inc.+ .......................      $   30,404
    12,000      Fortune Brands Inc. ............................         276,750
    75,000      Gallaher Group plc, ADR ........................       1,607,812
    21,000      Gillette Co. ...................................         733,687
    10,000      Maytag Corp. ...................................         368,750
    26,000      National Presto Industries Inc. ................         799,500
    37,000      Philip Morris Companies Inc. ...................         982,812
     5,000      Ralston Purina Group ...........................          99,687
     3,000      Rothmans Inc. ..................................          36,993
                                                                      ----------
                                                                       5,740,145
                                                                      ----------
                CONSUMER SERVICES -- 0.5%
    30,000      Rollins Inc. ...................................         446,250
                                                                      ----------
                DIVERSIFIED INDUSTRIAL -- 2.2%
     2,000      Cooper Industries Inc. .........................          65,125
    29,000      GATX Corp. .....................................         986,000
     3,000      General Electric Co. ...........................         159,000
     2,500      Honeywell Inc. .................................          84,219
     3,000      Minnesota Mining & Manufacturing Co. ...........         247,500
    18,000      Thomas Industries Inc. .........................         318,375
     1,000      Trinity Industries Inc. ........................          18,500
                                                                      ----------
                                                                       1,878,719
                                                                      ----------
                ELECTRONICS -- 0.6%
    27,500      Thomas & Betts Corp. ...........................         525,937
                                                                      ----------
                ENERGY AND UTILITIES: ELECTRIC -- 5.8%
     6,600      American Electric Power Company Inc. ...........         195,525
    10,000      CMP Group Inc. .................................         293,125
    35,000      Conectiv Inc. ..................................         544,687
   105,000      El Paso Electric Co.+ ..........................       1,174,687
    15,000      Florida Progress Corp. .........................         703,125
     8,000      FPL Group Inc. .................................         396,000
    95,000      Niagara Mohawk Holdings Inc. ...................       1,324,062
     8,000      St. Joseph Light & Power Co. ...................         168,000
     2,000      United Illuminating Co. ........................          87,500
                                                                      ----------
                                                                       4,886,711
                                                                      ----------
                ENERGY AND UTILITIES: INTEGRATED -- 3.8%
    16,000      Burlington Resources Inc. ......................         612,000
    12,000      CH Energy Group Inc. ...........................         407,250
    22,000      Energy East Corp. ..............................         419,375
    20,000      MCN Energy Group Inc. ..........................         427,500
    26,000      NSTAR ..........................................       1,057,875
     5,000      Public Service Enterprise Group Inc. ...........         173,125
     3,000      ScottishPower plc, ADR .........................         100,312
                                                                      ----------
                                                                       3,197,437
                                                                      ----------
                ENERGY AND UTILITIES: NATURAL GAS -- 10.1%
    55,000      AGL Resources Inc. .............................         876,562
    68,000      Eastern Enterprises ............................       4,284,000
    10,000      Fall River Gas Co. .............................         220,000

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             -------
               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES: NATURAL GAS (CONTINUED)
    25,000     KeySpan Corp. ....................................     $  768,750
     4,000     Peoples Energy Corp. .............................        129,500
    13,000     Piedmont Natural Gas Co. Inc. ....................        345,312
     4,000     Providence Energy Corp. ..........................        162,000
     3,150     Southern Union Co.+ ..............................         49,809
    75,000     Southwest Gas Corp. ..............................      1,312,500
     4,000     Vastar Resources Inc. ............................        328,500
                                                                      ----------
                                                                       8,476,933
                                                                      ----------
               ENERGY AND UTILITIES: OIL -- 9.0%
    42,000     BP Amoco plc, ADR ................................      2,375,625
    10,000     Chevron Corp. ....................................        848,125
     4,000     Conoco Inc., Cl. A ...............................         88,000
    58,000     ENI SpA ..........................................        334,468
    22,000     Exxon Mobil Corp. ................................      1,727,000
    28,000     Texaco Inc. ......................................      1,491,000
     8,759     Total Petroleum of North America Ltd., ADR .......        672,801
                                                                      ----------
                                                                       7,537,019
                                                                      ----------
               ENERGY AND UTILITIES: SERVICES -- 0.9%
    16,000     Halliburton Co. ..................................        755,000
                                                                      ----------
               ENERGY AND UTILITIES: WATER -- 1.5%
    35,000     United Water Resources Inc. ......................      1,220,625
                                                                      ----------
               ENTERTAINMENT -- 0.2%
     3,000     Viacom Inc., Cl. A+ ..............................        205,125
                                                                      ----------
               ENVIRONMENTAL SERVICES -- 0.9%
    40,000     Waste Management Inc. ............................        760,000
                                                                      ----------
               EQUIPMENT AND SUPPLIES -- 2.2%
     3,000     Caterpillar Inc. .................................        101,625
    24,000     Deere & Co. ......................................        888,000
     1,000     Ingersoll-Rand Co. ...............................         40,250
    15,000     Mark IV Industries Inc. ..........................        313,125
     1,500     Minerals Technologies Inc. .......................         69,000
    18,000     Smith (A.O.) Corp. ...............................        376,875
     1,000     Union Carbide Corp. ..............................         49,500
                                                                      ----------
                                                                       1,838,375
                                                                      ----------
               FINANCIAL SERVICES -- 12.3%
     5,000     Aegon NV, ADR ....................................        178,125
     3,000     American Express Co. .............................        156,375
    11,000     Argonaut Group Inc. ..............................        188,375
     3,000     Banco Popular Espanol SA .........................         92,802
    18,000     Banco Santander Central Hispano SA, ADR ..........        186,750
     2,000     Banco Santiago ...................................         35,750
     9,052     Bank of America Corp. ............................        389,236
    25,000     Bank One Corp. ...................................        664,062
     3,000     Banque Nationale de Paris ........................        288,716

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             -------
    10,000     Block (H&R) Inc. .................................     $  323,750
     6,000     Chase Manhattan Corp. ............................        276,375
    31,000     Commerzbank AG, ADR ..............................      1,092,750
    20,000     Deutsche Bank AG, ADR ............................      1,650,000
     3,000     Dresdner Bank AG, ADR ............................        123,449
     4,000     Dun & Bradstreet Corp. ...........................        114,500
     3,000     Fannie Mae .......................................        156,563
     2,000     Fidelity National Corp. ..........................         12,250
    38,000     First Union Corp. ................................        942,875
    20,000     Mellon Financial Corp. ...........................        728,750
     1,000     Merrill Lynch & Co. Inc. .........................        115,000
     2,000     MONY Group Inc. ..................................         67,625
     6,000     Morgan (J.P.) & Co. Inc. .........................        660,750
     3,000     Municipal Mortgage & Equity LLC ..................         60,375
     6,000     Northern Trust Corp. .............................        390,375
     3,000     Pioneer Group Inc.+ ..............................        127,125
     5,141     Schwab (Charles) Corp. ...........................        172,849
     8,000     St. Paul Companies Inc. ..........................        273,000
    17,000     Sterling Bancorp .................................        267,750
    12,000     SunTrust Banks Inc. ..............................        548,250
     1,500     Waddell & Reed Financial Inc., Cl. A .............         49,219
                                                                      ----------
                                                                      10,333,771
                                                                      ----------
               FOOD AND BEVERAGE -- 3.9%
    15,000     Bestfoods Inc. ...................................      1,038,750
    20,000     Coca-Cola Amatil Ltd., ADR .......................         77,747
    12,000     Coca-Cola Beverages plc+ .........................         18,793
     3,000     Coca-Cola Co. ....................................        172,313
     3,000     Corn Products International Inc. .................         79,500
    25,000     Diageo plc, ADR ..................................        889,063
    10,000     Heinz (H.J.) Co. .................................        437,500
     1,000     Hershey Foods Corp. ..............................         48,500
    15,000     Kellogg Co. ......................................        446,250
     1,000     Quaker Oats Co. ..................................         75,125
                                                                      ----------
                                                                       3,283,541
                                                                      ----------
               HEALTH CARE -- 3.2%
     8,000     Aventis SA, ADR ..................................        580,500
     3,000     Bristol-Myers Squibb Co. .........................        174,750
     1,000     Glaxo Wellcome plc, ADR ..........................         57,813
     2,000     Johnson & Johnson ................................        203,750
    30,000     Pharmacia Corp. ..................................      1,550,625
     2,000     SmithKline Beecham plc, ADR ......................        130,375
                                                                      ----------
                                                                       2,697,813
                                                                      ----------
               METALS AND MINING -- 0.2%
    15,000     Freeport-McMoRan Copper
                 & Gold Inc., Cl. B+ ............................        138,750
                                                                      ----------
               PAPER AND FOREST PRODUCTS -- 0.3%
    34,000     Pactiv Corp.+ ....................................        267,750
                                                                      ----------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             -------


                COMMON STOCKS (CONTINUED)
                PUBLISHING -- 2.0%
      4,000     Dow Jones & Co. Inc. ...........................     $   293,000
      3,000     Harcourt General Inc. ..........................         163,125
      5,000     McGraw-Hill Companies Inc. .....................         270,000
     25,000     Reader's Digest Association Inc., Cl. B ........         914,063
                                                                     -----------
                                                                       1,640,188
                                                                     -----------
                REAL ESTATE -- 0.0%
      2,500     Griffin Land & Nurseries Inc.+ .................          30,781
                                                                     -----------
                RETAIL -- 0.9%
     20,000     Albertson's Inc. ...............................         665,000
      2,000     Sears, Roebuck & Co. ...........................          65,250
                                                                     -----------
                                                                         730,250
                                                                     -----------
                SATELLITE -- 0.2%
      5,000     COMSAT Corp. ...................................         123,438
        300     General Motors Corp., Cl. H+ ...................          26,325
                                                                     -----------
                                                                         149,763
                                                                     -----------
                SPECIALTY CHEMICALS -- 1.5%
      1,200     Celenese AG ....................................          23,400
      5,000     Dexter Corp. ...................................         240,000
      2,000     du Pont de Nemours (E.I.) & Co. ................          87,500
      7,500     Ferro Corp. ....................................         157,500
      8,000     Grace (W.R.) & Co.+ ............................          97,000
     17,000     Great Lakes Chemical Corp. .....................         535,500
      1,500     IMC Global Inc. ................................          19,500
     20,000     Omnova Solutions Inc. ..........................         125,000
                                                                     -----------
                                                                       1,285,400
                                                                     -----------
                TELECOMMUNICATIONS -- 8.8%
      1,500     ALLTEL Corp. ...................................          92,906
      5,750     AT&T Corp. .....................................         181,844
     11,000     BCE Inc. .......................................         261,938
      7,108     Bell Atlantic Corp. ............................         361,175
      1,500     British Telecommunications plc, ADR ............         198,375
     19,000     Cable & Wireless plc, ADR ......................         951,188
     10,000     Cable & Wireless HKT Ltd., ADR .................         215,000
     44,000     Citizens Communications Co. ....................         759,000
      7,000     Deutsche Telekom AG, ADR+ ......................         397,250
      1,000     France Telecom SA, ADR .........................         142,500
     24,000     GTE Corp. ......................................       1,494,000
     28,000     SBC Communications Inc. ........................       1,211,000
      1,000     Telecom Italia SpA, ADR ........................         137,563
      7,000     Telefonica SA, ADR .............................         448,438
     13,500     TELUS Corp. ....................................         360,304
      4,500     TELUS Corp., Non-Voting ........................         119,949
      1,000     US West Inc. ...................................          85,750
                                                                     -----------
                                                                       7,418,180
                                                                     -----------
                TOTAL COMMON STOCKS ............................      73,139,920
                                                                     -----------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             -------

                PREFERRED STOCKS -- 3.5%
                AVIATION: PARTS AND SERVICES -- 0.2%
      2,000     Coltec Capital Trust,
                  5.25% Cv. Pfd. ...............................     $    82,625
      3,000     Coltec Capital Trust,
                  5.25% Cv. Pfd. (b) ...........................         123,938
                                                                     -----------
                DIVERSIFIED INDUSTRIAL -- 0.0%
      2,000     WHX Corp.,
                  $3.75 Cv. Pfd., Ser. B .......................          34,500
                                                                     -----------
                ENTERTAINMENT -- 0.0%
      1,000     Metromedia International Group Inc.,
                  7.25% Cv. Pfd. ...............................          28,000
                                                                     -----------
                EQUIPMENT AND SUPPLIES -- 0.6%
      6,000     Sequa Corp.,
                  $5.00 Cv. Pfd. ...............................         475,500
                                                                     -----------
                METALS AND MINING -- 0.1%
      5,000     Freeport-McMoRan Copper & Gold Inc.,
                  7.00% Cv. Pfd. ...............................          66,563
                                                                     -----------
                PAPER AND FOREST PRODUCTS -- 1.2%
     20,000     Sealed Air Corp.,
                  $2.00 Cv. Pfd., Ser. A .......................       1,012,500
                                                                     -----------
                TELECOMMUNICATIONS -- 1.4%
     17,000     Citizens Communications Co.,
                  5.00% Cv. Pfd. ...............................       1,145,375
                                                                     -----------
                TOTAL PREFERRED STOCKS .........................       2,969,001
                                                                     -----------

  PRINCIPAL
   AMOUNT
 ---------

                CORPORATE BONDS -- 5.0%
                AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.6%
$ 1,000,000     Standard Motor Products Inc.,
                  Sub. Deb. Cv.
                  6.75%, 07/15/09 ..............................         517,500
                                                                     -----------
                BUSINESS SERVICES -- 0.1%
    100,000     BBN Corp.,
                  Sub. Deb. Cv.
                  6.00%, 04/01/12 (a) ..........................          96,750

                                                                     -----------
                CONSUMER PRODUCTS -- 1.3%
  3,600,000     Pillowtex Corp.,
                  Sub. Deb. Cv.
                  6.00%, 03/15/12 ..............................       1,116,000
                                                                     -----------
                ENTERTAINMENT -- 0.2%
    150,000     USA Networks Inc.,
                  Sub. Deb. Cv.
                  7.00%, 07/01/03 ..............................         146,063
                                                                     -----------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

   PRINCIPAL                                                           MARKET
    AMOUNT                                                             VALUE
   ---------                                                           ------

              CORPORATE BONDS -- 5.0%
              EQUIPMENT AND SUPPLIES -- 2.1%
$   334,000   Kollmorgen Corp.,
               Sub. Deb. Cv.
               8.75%, 05/01/09 ................................      $   332,748
  1,500,000   Mark IV Industries Inc.,
               Sub. Deb. Cv.
               4.75%, 11/01/04 ................................        1,393,125

                                                                     -----------
                                                                       1,725,873
                                                                     -----------
              HOTELS AND GAMING -- 0.4%
    400,000   Hilton Hotels Corp.,
               Sub. Deb. Cv.
               5.00%, 05/15/06 ................................          316,000
                                                                     -----------
              PUBLISHING -- 0.3%
    100,000   News America Holdings Inc.,
               Sub. Deb. Cv.
               Zero Coupon, 03/31/02 ..........................          232,000
                                                                     -----------
              TOTAL CORPORATE BONDS ...........................        4,150,186
                                                                     -----------

              U.S. GOVERNMENT OBLIGATIONS -- 4.2%
  3,562,000   U.S. Treasury Bills,
               5.60% to 6.02%++,
               due 07/06/00 to 09/28/00 .......................        3,535,999
                                                                     -----------

                                                                       MARKET
                                                                       VALUE
                                                                       ------

               TOTAL
                INVESTMENTS -- 99.9%
                (Cost $69,775,082)                                   $83,795,106

              OTHER ASSETS AND
                LIABILITIES (NET) -- 0.1%                                 64,217
                                                                     -----------
              NET ASSETS -- 100.0%
                (5,287,322 shares outstanding)                       $83,859,323
                                                                     ===========

------------------------
  PRINCIPAL                                  SETTLEMENT          NET UNREALIZED
   AMOUNT                                       DATE              DEPRECIATION
   ------                                    ----------          --------------

              FORWARD FOREIGN EXCHANGE CONTRACTS
 2,808,830(c) Deliver Hong Kong Dollars
               in exchange for
               USD 360,534 ................... 08/24/00             $(3,948)
                                                                    ========


------------------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of Rule 144A securities amounted to $123,938 or 0.1% of total net assets.
(c)   Principal  amount  denoted in Hong Kong  Dollars.
+ Non-income  producing
      security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
USD - U.S. Dollars.

                        Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                   BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Robert J. Morrissey
CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
INVESTMENT OFFICER              MORRISSEY, HAWKINS & LYNCH
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Karl Otto Pohl
FORMER SENIOR VICE PRESIDENT    FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK    DEUTSCHE BUNDESBANK

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR, PACE UNIVERSITY

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                     OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                   DISTRIBUTOR

             Gabelli & Company, Inc.

  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

       State Street Bank and Trust Company

                  LEGAL COUNSEL

    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB444Q200SR


                                              [Photo of Mario J.Gabelli omitted]


                                     THE
                                     GABELLI
                                     EQUITY
                                     INCOME
                                     FUND

                                                            THIRD QUARTER REPORT
                                                                   JUNE 30, 2000